UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2008

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / MARCH 31, 2008

LMP Corporate

Loan Fund Inc.

(TLI)

Managed by  CITIGROUP ALTERNATIVE INVESTMENTS LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	I

Schedule of investments	2

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	14

Board approval of management and subadvisory agreements	19

Additional shareholder information	24

Dividend reinvestment plan	25

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Citigroup Alternative Investments LLC (“CAI”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc., and CAI is a wholly-owned subsidiary of Citigroup, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended March 31, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its advance estimate for first quarter 2008 GDP growth was also a tepid 0.6%. While it was once debated whether or not the U.S. would fall into a recession, it is now generally assumed that a recession is likely, and that it may have already begun. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first three months of 2008—the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on five more occasions through the end of March 2008. Over this time, the federal funds rate fell to 2.25%. The Fed then reduced rates again on April 30, 2008, after the reporting period ended, to 2.00%. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing brokerage firms to borrow directly from its discount window. The Fed also increased the maximum term for discount

LMP Corporate Loan Fund Inc.	I

Letter from the chairman continued

window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended March 31, 2008, two-year Treasury yields fell from 3.97% to 1.62%. Over the same time frame, 10-year Treasury yields fell from 4.59% to 3.45%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 5.23%.

Performance review

For the six months ended March 31, 2008, LMP Corporate Loan Fund Inc. returned -10.20% based on its net asset value (“NAV”)vi and -16.94% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averagevii returned -10.34% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.50 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2008. Past performance is no guarantee of future results.

II	LMP Corporate Loan Fund Inc.

PERFORMANCE SNAPSHOT as of March 31, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN*
$11.59 (NAV)	-10.20%
$10.06 (Market Price)	-16.94%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notices

Portfolio Manager Change

Effective February 29, 2008, Daniel Slotkin assumed portfolio management responsibility for the Fund. Mr. Slotkin is a Managing Director and Senior Portfolio Manager of Citigroup Alternative Investments LLC, the Fund’s subadviser. Citigroup Alternative Investments LLC is an indirect, wholly-owned subsidiary of Citigroup Inc.

Mr. Slotkin has been with Citigroup since 1992 and has extensive experience in the area of leveraged loans and leveraged loan portfolios. Mr. Slotkin currently manages the Leveraged Loan Investment Team, which performs the investment activities of Citigroup Alternative Investments LLC in the leveraged loan asset class, including establishing and implementing its investment policies and strategies. He holds a BA from the University of Florida.

Auction Rate Cumulative Preferred Stock

Beginning during the latter part of the reporting period, the Auction Rate Preferred Stock (“ARPS”) market experienced difficulties due to an imbalance between demand for and supply of such securities. This resulted in a large number of failed auctions within this sector, including the outstanding ARPS issued by the Fund. A “failed auction” occurs when there are not enough buyers to match with sellers. At that point, preferred shareholders who wish to sell may not be able to do so until an auction occurs where a sufficient number of buy orders are submitted. As a result of a failed auction, the issuer pays a rate, called “the maximum rate,” as compensation to the preferred holders who then typically must wait until the next auction for another attempt to sell securities. At current rates, management believes that maintaining the existing level of leverage is in the best interest of the Fund and its common shareholders; however, the cost of leverage may vary and management continues to evaluate the desirability of maintaining leverage for the Fund.

LMP Corporate Loan Fund Inc.	III

Letter from the chairman continued

A failed auction does not constitute an event of default and therefore did not impact the credit ratings of the ARPS issued by the Fund.

The Fund issued press releases on February 19, 2008 and March 28, 2008, and more detailed and current information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2008

IV	LMP Corporate Loan Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc.	V

Schedule of Investments (unaudited)

March 31, 2008

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
COLLATERALIZED SENIOR LOANS — 100.0%
	Aerospace/Defense — 2.7%
$1,500,000	Be Aerospace Inc., Term Loan B, 4.750% to 6.760% due 8/26/08	$ 1,477,500
1,343,024	CACI International Inc., Term Loan, 4.060% to 4.490% due 6/17/08	1,311,126
1,234,785	ILC Industries Inc., First Lien Term Loan, 4.921% due 6/30/08	1,154,524
1,536,757	Transdigm Inc., Term Loan B, 4.655% due 6/23/08	1,445,832
	Total Aerospace/Defense	5,388,982
	Automotive — 3.1%
	Hertz Corp.:
185,233	Synthetic Letter of Credit, 2.599% due 6/23/08	173,378
764,707	Term Loan, 4.320% to 4.500% due 4/17/08	715,766
1,215,813	Kar Holdings, Term Loan B, 4.950% due 6/30/08	1,086,328
539,175	Keystone Automotive Industries Inc., Term Loan B, 6.099% to 7.750% due 4/30/08	425,948
	Mark IV Industries Inc.:
445,005	First Lien Term Loan, 7.080% to 9.660% due 9/29/08	358,229
250,000	Second Lien Term Loan, 11.140% to 11.990% due 7/24/08	137,500
2,312,870	Tire Rack Inc., Term Loan B, 4.430% due 6/30/08	2,150,969
1,182,507	United Components Inc., Term Loan D, 4.940% to 6.380% due 6/11/08	1,079,038
	Total Automotive	6,127,156
	Broadcast Radio and Television — 4.4%
2,276,786	Citadel Communication Group, Term Loan B, 4.296% to 4.329% due 6/30/08	1,876,925
1,059,364	CMP Susquehanna Corp., Term Loan B, 4.636% to 5.030% due 4/30/08	842,195
2,487,468	Lodgenet Entertainment Corp., Term Loan B, 6.830% due 6/30/08	2,070,818
2,785,659	National Cinemedia Inc., Term Loan B, 4.620% due 6/13/08	2,433,390
2,000,000	Univision Communications, Term Loan B, 4.954% to 5.494% due 4/30/08	1,582,500
	Total Broadcast Radio and Television	8,805,828
	Building and Development — 5.1%
	Building Materials Holding Corp.:
672,775	Second Lien Term Loan, 8.438% due 4/25/08	385,724
1,975,125	Term Loan, 6.688% due 4/23/08	1,587,153
1,627,960	Capital Automotive REIT, Term Loan, 4.870% due 4/1/08	1,529,011
619,049	Contech Construction Products Inc., Term Loan, 4.710% to 5.080% due 4/30/08	537,025
613,347	Custom Building Products Inc., Term Loan B, 4.946% to 6.968% due 6/30/08	533,611
1,141,673	Infrastrux Group Inc., Term Loan B, 7.204% due 4/30/08	1,027,505
1,306,029	Panolam Industries International, Term Loan, 5.446% due 6/30/08	1,110,125
	Pike Electric Inc.:
906,996	Term Loan B, 4.370% due 4/14/08	858,812
202,688	Term Loan C, 4.125% due 4/25/08	191,921

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
	Building and Development — 5.1% continued
$1,295,098	Shea Capital I LLC, Term Loan, 4.710% to 5.750% due 6/30/08	$ 1,029,603
2,500,000	South Edge LLC, Term Loan C, 5.500% due 6/30/08(c)	1,450,000
	Total Building and Development	10,240,490
	Business Equipment and Services — 9.7%
2,209,821	Asurion Corp., First Lien Term Loan, 6.095% due 5/6/08	1,882,032
1,206,625	Beacon Sales Acquisition Inc., Term Loan B, 5.085% to 6.729% due 5/30/08	1,031,664
996,296	Belfor U.S.A., Term Loan B, 6.111% due 4/4/08	951,463
	Corporate Express U.S. Finance Inc.:
996,553	New Term Loan D, 4.568% to 4.775% due 4/18/08	986,588
627,908	Term Loan D-1, 4.568% to 4.770% due 4/18/08	621,629
	Deluxe Entertainment Service Group Inc.:
98,013	Canadian Term Loan, 4.946% due 6/30/08	84,291
51,540	Letter of Credit, 7.080% due 4/1/08	44,324
100,000	Second Lien Term Loan, 8.696% due 6/30/08	82,500
1,046,168	Term Loan, 4.946% to 4.954% due 6/30/08	899,705
	Educate Services Inc.:
244,100	First Lien Term Loan, 4.946% to 6.500% due 6/30/08	219,690
286,000	Second Lien Term Loan, 7.950% due 6/30/08	233,090
2,470,873	Education Management Corp., Term Loan B, 4.500% due 6/30/08	2,155,836
827,083	Intralinks Inc., Term Loan, 5.446% due 6/30/08	657,531
	JHCI Acquisitions Inc.:
581,952	First Lien Term Loan, 5.210% due 4/30/08	439,374
533,333	Second Lien Term Loan, 8.210% due 4/30/08	373,333
836,504	Maxim Crane Works, L.P., Term Loan B, 5.111% to 6.250% due 6/30/08	723,576
1,875,000	Metavante Corp., Term Loan B, 4.989% due 5/1/08	1,749,999
1,829,731	N.E.W. Customer Services Cos. Inc., First Lien Term Loan, 5.490% to 7.005% due 6/10/08	1,468,359
791,686	NCO Group, Term Loan, 6.950% to 7.350% due 6/30/08	739,237
687,500	Neff Corp., Second Lien Term Loan, 8.404% due 6/4/08	475,521
1,734,987	Riskmetrics Group Holdings LLC, Term Loan B, 4.946% due 6/30/08	1,661,251
1,865,602	U.S. Investigations Services LLC, Term Loan, 5.599% due 6/23/08	1,571,769
377,762	Verifone Inc., Term Loan, 5.250% to 5.270% due 4/30/08	351,319
	Total Business Equipment and Services	19,404,081
	Cable and Satellite Television — 2.3%
581,453	Bragg Communications Inc., Term Loan B Tranche Two, 5.588% due 6/2/08	571,277
2,700,000	Insight Midwest Holdings LLC, Term Loan B, 6.730% due 4/2/08	2,470,500
1,000,000	Intelsat (Bermuda) Ltd., Term Loan, 5.611% due 4/4/08	998,333
701,754	Virgin Media Investment Holding, Term Loan B4, 6.055% due 4/16/08	620,468
	Total Cable and Satellite Television	4,660,578

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	3

Schedule of Investments (unaudited) continued

March 31, 2008

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
	Chemicals/Plastics — 4.8%
$ 822,028	Hercules Inc., Term Loan B, 4.204% due 4/30/08	$ 775,789
	Hexion Specialty Chemicals, Inc.:
1,690,928	Term Loan C4, 5.375% due 5/6/08	1,575,206
796,476	Term Loan C5, 5.000% due 6/30/08	741,968
512,258	Huish Detergents Inc., Term Loan B, 4.450% due 6/30/08	430,083
	Kik Custom Products:
95,206	Canadian Term Loan, 4.850% due 4/25/08	66,962
583,334	Second Lien Term Loan, 7.606% due 4/25/08	200,278
555,370	Term Loan B, 4.850% due 4/25/08	390,610
289,479	Polypore Inc., Term Loan B, 4.960% due 4/30/08	256,189
2,667,500	Rockwood Specialties Group Inc., Tranche E Term Loan, 4.744% due 4/30/08	2,534,867
	Texas Petrochemicals Corp.:
380,257	Letter of Credit, 5.250% due 6/30/08	353,639
1,126,583	Term Loan B, 5.250% to 5.813% due 6/30/08	1,047,722
1,452,688	Unifrax Corp., Term Loan B, 5.000% due 4/30/08	1,336,473
	Total Chemicals/Plastics	9,709,786
	Clothing/Textiles — 0.7%
1,110,938	Gold Toe Investment Corp., First Lien Term Loan, 6.010% due 4/30/08	888,750
494,503	William Carter Co., Term Loan B, 4.204% to 4.744% due 4/30/08	460,712
	Total Clothing/Textiles	1,349,462
	Conglomerates — 0.6%
	TriMas Corp.:
281,250	Letter of Credit, 6.850% due 4/1/08	241,875
1,200,469	Term Loan B, 5.516% due 4/28/08	1,032,403
	Total Conglomerates	1,274,278
	Containers and Glass Products — 2.2%
	Crown Americas LLC:
980,000	Term Loan, 4.815% due 5/15/08	931,000
1,960,000	Term Loan B, 4.815% due 5/15/08	1,862,000
1,795,024	Graphic Packaging International Inc., First Lien Term Loan, 5.331% to 6.729% due 4/25/08	1,603,304
	Total Containers and Glass Products	4,396,304
	Cosmetics/Personal Care — 0.5%
1,244,013	Vi-Jon, Term Loan B, 4.294% to 5.230% due 8/19/08	1,094,732
	Drugs — 2.1%
1,120,810	Cardinal Health Inc., Dollar Term Loan, 4.946% due 6/30/08	927,471
3,304,122	Royalty Pharma Finance Trust, Term Loan, 4.946% due 6/30/08	3,285,536
	Total Drugs	4,213,007

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
	Ecological Services and Equipment — 0.9%
$1,997,443	IESI Corp., Term Loan, 5.250% to 6.559% due 6/30/08	$ 1,855,125
	Electronics/Electric — 4.1%
333,334	Attachmate Corp., Second Lien Term Loan, 9.446% due 6/30/08	303,334
	Bridge Information Systems Inc.:
401,726	Multi-Draw Term Loan, 8.000% due 6/30/08(c)	12,855
745,037	Term Loan B, 8.250% due 6/30/08(c)	23,841
	Dealer Computer Services:
1,000,000	Second Lien Term Loan, 8.178% due 4/28/08	915,000
1,954,356	Term Loan, 4.678% due 4/28/08	1,778,464
2,042,106	Intergraph Corp., First Lien Term Loan, 4.678% to 5.090% due 5/28/08	1,853,211
1,602,956	Sabre Inc., Term Loan B, 5.244% due 4/30/08	1,320,034
2,233,125	Travelport, Delayed Draw Term Loan, 7.080% due 4/1/08	1,953,985
	Total Electronics/Electric	8,160,724
	Equipment Leasing — 0.5%
1,054,510	Rent-a-Center Inc., Term Loan B, 4.600% to 6.580% due 6/17/08	972,785
	Finance — 0.1%
262,952	CB Richard Ellis Group Inc., Term Loan B, 4.036% due 4/21/08	231,069
	Food Products — 4.0%
	American Seafoods Group LLC:
1,043,838	Term Loan B1, 4.454% due 4/30/08	965,550
821,086	Term Loan B2, 4.454% due 4/30/08	759,504
863,382	Birds Eye Foods Inc., Term Loan, 4.450% due 6/30/08	772,727
1,665,567	Michael Foods Inc., Term Loan B-1, 4.542% to 6.845% due 11/21/08	1,618,723
1,782,420	NPC International, Term Loan B, 4.310% to 5.000% due 6/30/08	1,568,530
2,791,829	Reddy Ice Group Inc., Term Loan, 6.127% due 4/14/08	2,421,912
	Total Food Products	8,106,946
	Food/Drug Retailers — 1.9%
737,268	General Nutrition Centers, Term Loan B, 4.950% to 6.980% due 6/30/08	601,611
1,134,293	Sagittarius Brands Inc., Term Loan B, 4.950% due 6/30/08	864,898
1,865,578	Sbarro Inc., Term Loan B, 7.406% due 5/30/08	1,562,422
936,286	Smart & Final, First Lien Term Loan, 6.085% to 7.875% due 5/30/08	828,613
	Total Food/Drug Retailers	3,857,544
	Forest Products — 2.0%
3,004,688	Domtar Inc., Term Loan, 3.934% due 4/21/08	2,817,967
	Smurfit-Stone Container Corp.:
261,990	Deposit Funded Loan, 6.700% due 4/1/08	249,906
293,721	Term Loan B, 5.125% due 6/3/08	280,173
559,398	Term Loan C, 5.125% due 6/3/08	533,596
182,210	Term Loan C1, 5.125% due 4/1/08	173,805
	Total Forest Products	4,055,447

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	5

Schedule of Investments (unaudited) continued

March 31, 2008

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
	Healthcare — 6.6%
$495,000	Advanced Medical Optics Inc., Term Loan, 4.446% to 6.646% due 6/30/08	$ 448,594
1,810,617	AMN Healthcare, Term Loan B, 4.446% due 6/30/08	1,674,821
	Carestream Health Inc.:
1,450,331	First Lien Term Loan, 4.696% to 5.244% due 6/30/08	1,200,149
1,000,000	Second Lien Term Loan, 8.494% to 10.081% due 4/30/08	720,000
200,513	Conmed Corp., Institutional Term Loan, 4.178% due 4/28/08	192,492
3,250,000	Davita Inc., Term Loan B1, 4.210% to 6.230% due 5/27/08	3,060,541
1,402,734	DJO Finance LLC, Term Loan B, 5.696% due 6/30/08	1,332,598
1,102,493	Fresenius Medical Care Holdings Inc., Term Loan B, 3.954% to 5.818% due 6/30/08	1,056,228
921,501	Medassets Inc., Term Loan B, 5.196% due 6/30/08	856,996
	Talecris Biotherepeutics Inc.:
478,770	First Lien Term Loan, 6.570% to 7.500% due 6/30/08	405,757
930,851	Second Lien Term Loan, 9.570% due 5/14/08	726,064
1,549,165	Vicar Operating Inc., Term Loan, 4.625% due 4/1/08	1,510,436
	Total Healthcare	13,184,676
	Home Furnishings — 0.8%
	BL Sleep Innovations:
500,000	Second Lien Term Loan, 11.010% due 4/10/08	205,833
1,098,493	Term Loan, 7.260% due 4/10/08	714,021
750,269	Simmons Co., Term Loan D, 4.875% to 7.250% due 12/31/08	659,299
	Total Home Furnishings	1,579,153
	Hotels/Motels/Inns and Casinos — 4.8%
2,732,044	Alliance Gaming Corp., Term Loan B, 7.364% due 7/9/08	2,680,818
1,841,455	Ameristar Casinos Inc., Initial Term Loan, 5.017% due 8/29/08	1,786,211
715,227	Green Valley Ranch Gaming LLC, First Lien Term Loan, 4.671% to 5.085% due 6/30/08	569,500
2,437,500	Penn National Gaming Inc., Term Loan B, 4.450% to 4.990% due 5/8/08	2,322,396
	Seminole Tribe of Florida:
293,522	Term Loan, 4.125% to 4.625% due 6/24/08	281,048
1,056,478	Term Loan B2, 4.625% due 6/2/08	1,011,577
1,037,449	Term Loan B3, 5.563% due 4/16/08	993,358
	Total Hotels/Motels/Inns and Casinos	9,644,908
	Industrial Equipment — 5.2%
1,620,407	Baldor Electric Co., Term Loan B, 4.438% to 5.063% due 4/30/08	1,547,826
969,198	Enersys Inc., New Term Loan, 4.349% to 4.878% due 6/23/08	906,200
1,723,127	Flowserve Corp., Term Loan, 4.250% to 4.625% due 6/30/08	1,629,432
257,703	Foamex International Inc., First Lien Term Loan, 4.809% to 7.508% due 4/21/08	215,182

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
	Industrial Equipment — 5.2% continued
	LN Acquisition Corp.:
$ 150,379	Delayed Draw Term Loan B, 5.750% due 4/30/08	$ 139,852
401,388	First Lien Term Loan, 5.750% due 4/30/08	373,291
277,778	Second Lien Term Loan, 8.690% due 4/14/08	252,778
2,258,125	Norcross Safety Products LLC, Term Loan, 5.111% to 6.250% due 8/7/08	2,111,347
1,915,073	Oshkosh Truck Corp., Term Loan B, 4.760% due 6/6/08	1,787,841
	Veyance Technologies, Inc.:
218,750	Delayed Draw Term Loan, 5.210% due 4/30/08	178,828
1,527,413	Term Loan B, 5.750% due 4/30/08	1,248,660
	Total Industrial Equipment	10,391,237
	Leisure — 5.2%
687,273	Amscan Holdings Inc., Term Loan B, 4.856% to 5.343% due 6/25/08	594,491
	Auto Europe Group LLC:
483,036	First Lien Term Loan, 5.872% due 4/1/08	441,978
1,000,000	Second Lien Term Loan, 9.622% due 4/1/08	915,000
2,922,776	Regal Cinemas Inc., Term Loan, 4.196% due 6/30/08	2,726,220
1,852,069	Universal City Development Partners, L.P., Term Loan B, 4.300% to 6.010% due 6/20/08	1,750,205
3,486,364	Warner Music Group Acquisition Corp., Term Loan, 4.599% to 5.894% due 5/30/08	3,150,802
1,550,781	Zuffa, Term Loan B, 4.625% due 4/21/08	969,238
	Total Leisure	10,547,934
	Non-Ferrous Metals/Materials — 2.6%
1,044,895	Compass Minerals Group Inc., Term Loan, 4.180% to 6.590% due 9/11/08	1,007,017
	Novelis, Inc.:
396,166	CA Term Loan, 4.700% due 6/30/08	355,064
871,565	US Term Loan, 4.700% due 6/30/08	781,140
	Oxbow Carbon and Minerals Holdings LLC:
72,071	Delayed Draw Term Loan B, 4.704% due 4/30/08	63,783
805,047	Term Loan, 4.704% to 6.250% due 6/30/08	712,467
2,626,032	Walter Industries Inc., Term Loan B, 1.933% to 4.862% due 6/30/08	2,396,254
	Total Non-Ferrous Metals/Materials	5,315,725
	Oil & Gas — 7.4%
	Alon USA Inc.:
319,346	Edgington Term Loan, 4.954% due 4/30/08	285,016
2,554,767	Paramount Term Loan, 4.954% due 4/30/08	2,280,129
1,509,843	Astoria Generating Co. Acquisitions LLC, Term Loan B, 4.350% due 5/23/08	1,401,134
	Coffeyville Resources LLC:
345,413	Letter of Credit, 7.979% due 4/1/08	320,946
1,123,694	Tranche D Term Loan, 7.000% to 7.479% due 6/30/08	1,044,100

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	7

Schedule of Investments (unaudited) continued

March 31, 2008

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
	Oil & Gas — 7.4% continued
$1,232,701	Dresser Inc., Term Loan B, 5.204% to 5.565% due 5/19/08	$ 1,159,766
815,795	Helix Energy Solutions Group Inc., Term Loan B, 4.704% to 6.377% due 4/30/08	782,959
1,573,822	Hercules Offshore Inc., Term Loan B, 4.450% due 7/1/08	1,499,066
1,364,575	Semgroup, L.P., Term Loan, 4.704% due 4/30/08	1,303,169
	Targa Resources:
378,682	Synthetic Letter of Credit, 6.955% due 4/1/08	358,801
670,961	Term Loan B, 4.696% to 6.906% due 6/30/08	635,735
1,864,496	Volnay Acquisition Co. I, Term Loan B, 4.704% due 4/30/08	1,752,626
2,304,018	Western Refining Co., L.P., Term Loan, 4.994% due 4/30/08	1,995,855
	Total Oil & Gas	14,819,302
	Publishing — 4.9%
1,580,973	Advanstar Communications Inc., First Lien Term Loan, 4.921% due 6/30/08	1,241,064
2,500,000	Dex Media East LLC, Delayed Draw Term Loan B, 4.700% to 5.080% due 6/30/08	2,218,303
1,894,889	Dex Media West LLC, Term Loan B2, 1.500% to 4.590% due 6/30/08	1,823,041
	Gatehouse Media Operating Inc.:
262,973	Delayed Draw Term Loan, 5.090% to 6.450% due 5/29/08	181,780
704,769	Term Loan B, 5.090% due 5/29/08	487,171
1,000,000	Lamar Media Corp., Term Loan, 4.250% due 4/30/08	975,000
1,751,523	R.H. Donnelley Inc., Term Loan D-1, 4.050% to 4.600% due 6/30/08	1,630,559
1,488,997	Wenner Media LLC, Term Loan B, 4.446% due 6/30/08	1,317,762
	Total Publishing	9,874,680
	Retailers — 2.7%
1,340,745	Claire’s Stores Inc., Term Loan B, 5.446% to 5.994% due 6/30/08	1,031,628
328,947	J Crew Group, Term Loan B, 5.081% to 6.000% due 6/30/08	312,500
827,052	Michaels Stores Inc., Term Loan B, 4.875% to 6.000% due 6/11/08	695,086
2,468,354	Neiman-Marcus Group Inc., Term Loan, 4.758% due 6/6/08	2,289,636
1,234,375	Petco Animal Supplies Inc., Term Loan, 4.946% to 5.494% due 6/30/08	1,102,605
	Total Retailers	5,431,455
	Steel — 0.5%
324,780	Algoma Steel, Term Loan B, 7.330% due 6/20/08	287,430
	Tube City IMS Corp.:
81,081	Letter of Credit, 2.596% due 6/30/08	73,378
662,230	Term Loan, 7.196% due 6/30/08	599,318
	Total Steel	960,126

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY(a)(b)	VALUE
	Surface Transport — 0.3%
	Coach America Holdings Inc.:
$ 503,726	First Lien Term Loan B, 7.479% due 4/1/08	$ 331,200
500,000	Second Lien Term Loan, 9.160% due 6/27/08	262,500
103,419	Synthetic Letter of Credit, 5.446% due 6/30/08	67,998
	Total Surface Transport	661,698
	Telecommunications/Cellular Communications — 4.5%
2,390,833	Centennial Communications Corp., New Term Loan, 4.696% to 5.085% due 6/30/08	2,298,487
787,500	Cincinnati Bell Inc., Term Loan, 4.204% to 5.989% due 4/30/08	746,403
1,485,000	Crown Castle Operating Co., Term Loan B, 4.196% due 6/30/08	1,362,024
280,404	Hargray Communications Group Inc., Term Loan B, 4.946% due 6/30/08	253,766
1,960,076	Metropcs Wireless Inc., Term Loan B, 5.000% to 5.500% due 6/30/08	1,802,452
2,725,988	Ntelos Inc., First Lien Term Loan, 4.960% to 5.270% due 8/29/08	2,599,911
	Total Telecommunications/Cellular Communications	9,063,043
	Utilities — 2.8%
	Covanta Holding Corp.:
164,948	Letter of Credit, 2.588% due 6/30/08	152,852
331,701	Term Loan B, 4.500% to 6.250% due 6/30/08	307,376
1,281,227	Energy Investors Funds, Term Loan, 6.293% to 6.963% due 4/11/08	1,146,698
	Firstlight Power Resources Inc.:
105,691	Letter of Credit, 5.196% due 6/30/08	89,970
250,000	Second Lien Term Loan, 7.125% due 6/25/08	205,833
860,331	Term Loan B, 5.040% due 6/20/08	732,357
943,558	Mirant North America LLC, Term Loan B, 4.454% due 4/30/08	893,825
1,466,667	Reliant Energy Inc., Letter of Credit, 2.999% due 4/1/08	1,334,667
	TPF Generation Holdings LLC:
154,214	Letter of Credit, 6.830% due 4/1/08	134,745
48,343	Revolver, 6.830% due 4/1/08	42,240
775,648	Term Loan B, 4.696% due 6/30/08	677,723
	Total Utilities	5,718,286
	TOTAL INVESTMENTS — 100.0% (Cost — $224,982,317#)	$201,096,547

(a)     The maturity date represents the last in range of maturity dates.

(b)    Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(c)     Security is currently in default.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

Term	– Term Loan typically with a First Lien on specified assets.
Second Lien	– Subordinate Loan to first Lien.
REIT	– Real Estate Investment Trust.

Certain term loans have different letter designation, which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

March 31, 2008

ASSETS:
Investments, at value (Cost — $224,982,317)	$201,096,547
Cash	1,921,023
Receivable for securities sold	1,764,043
Interest receivable	1,626,202
Principal paydown receivable	236,088
Prepaid expenses	16,737
Total Assets	206,660,640
LIABILITIES:
Loan payable (Note 4)	6,000,000
Payable for securities purchased	444,781
Distributions payable to auction rate cumulative preferred stockholders	165,958
Investment management fee payable	141,082
Directors’ fees payable	1,476
Interest payable (Note 4)	593
Accrued expenses	86,404
Total Liabilities	6,840,294
Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share for each series) (Note 5)	85,000,000
TOTAL NET ASSETS	$114,820,346
NET ASSETS:
Par value ($0.001 par value; 9,910,750 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,911
Paid-in capital in excess of par value	146,690,219
Undistributed net investment income	142,947
Accumulated net realized loss on investments	(8,136,961)
Net unrealized depreciation on investments	(23,885,770)
TOTAL NET ASSETS	$114,820,346
Shares Outstanding	9,910,750
Net Asset Value	$11.59

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2008

INVESTMENT INCOME:
Interest	$ 8,209,455
EXPENSES:
Investment management fee (Note 2)	872,738
Interest expense (Notes 1 and 4)	167,325
Auction participation fees	107,996
Audit and tax	54,347
Directors’ fees	30,505
Shareholder reports	30,155
Legal fees	19,143
Stock exchange listing fees	10,779
Commitment fees (Note 4)	10,597
Custody fees	10,078
Auction agent fees	8,023
Transfer agent fees	6,954
Rating agency fees	5,879
Insurance	2,139
Miscellaneous expenses	3,991
Total Expenses	1,340,649
Less: Fees paid indirectly (Note 1)	(4,207)
Net Expenses	1,336,442
NET INVESTMENT INCOME	6,873,013
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(1,705,452)
Change in Net Unrealized Appreciation/Depreciation From Investments	(16,693,455)
Net Loss on Investments	(18,398,907)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income	(2,257,461)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (13,783,355)

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	11

Statements of changes in net assets

FOR THE SIX MONTHS ENDED MARCH 31, 2008 (unaudited) AND THE YEAR ENDED SEPTEMBER 30, 2007	2008	2007
OPERATIONS:
Net investment income	$ 6,873,013	$ 14,941,651
Net realized loss	(1,705,452)	(398,388)
Change in net unrealized appreciation/depreciation	(16,693,455)	(6,812,427)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from Net investment income	(2,257,461)	(4,607,668)
Increase (Decrease) in Net Assets From Operations	(13,783,355)	3,123,168
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,945,464)	(10,824,475)
Decrease in Net Assets From Distributions to Shareholders	(4,945,464)	(10,824,475)
FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	—	256,211
Increase in Net Assets From Fund Share Transactions	—	256,211
DECREASE IN NET ASSETS	(18,728,819)	(7,445,096)
NET ASSETS:
Beginning of period	133,549,165	140,994,261
End of period*	$114,820,346	$133,549,165
* Includes undistributed net investment income of:	$142,947	$472,859

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30,

UNLESS OTHERWISE NOTED:

	2008[1]	2007	2006[2]	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$13.48	$14.25	$14.32	$14.29	$13.93	$13.24
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.69	1.51	1.36	0.96	0.73	0.75
Net realized and unrealized gain (loss)	(1.85)	(0.72)	(0.09)	0.02	0.42	0.81
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.23)	(0.47)	(0.41)	(0.25)	(0.11)	(0.12)
Total income (loss) from operations	(1.39)	0.32	0.86	0.73	1.04	1.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(1.09)	(0.93)	(0.70)	(0.68)	(0.75)
Total distributions	(0.50)	(1.09)	(0.93)	(0.70)	(0.68)	(0.75)
NET ASSET VALUE, END OF PERIOD	$11.59	$13.48	$14.25	$14.32	$14.29	$13.93
MARKET PRICE, END OF PERIOD	$10.06	$12.65	$13.43	$13.05	$14.58	$14.45
Total return, based on NAV[3,4]	(10.20)%	2.43%	6.80%	5.46%	7.55%	11.64%
Total return, based on Market Price Per Share[3]	(16.94)%	2.00%	10.44%	(5.80)%	5.79%	29.61%
NET ASSETS, END OF PERIOD (MILLIONS)	$115	$134	$141	$142	$141	$136
RATIOS TO AVERAGE NET ASSETS:[5]
Gross expenses	2.13%[6]	2.63%[7]	2.31%	2.27%	2.25%	2.40%
Gross expenses, excluding interest expense	1.86 [6]	1.95 [7]	1.84	2.22	2.25	2.40
Net expenses	2.12 [6,8]	2.55 [7,8,9]	2.31 [9]	2.27	2.25	2.40
Net expenses, excluding interest expense	1.86 [6,8]	1.87 [7,8,9]	1.84 [9]	2.22	2.25	2.40
Net investment income	10.90 [6]	10.67	9.48	6.71	5.14	5.62
PORTFOLIO TURNOVER RATE	16%	77%	86%	81%	110%	55%
AUCTION RATE CUMULATIVE PREFERRED STOCK:[10]
Total Amount Outstanding (000s)	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	58,771	64,279	66,469	66,678	66,535	65,140
Involuntary Liquidating Preference Per Share[11]	25,000	25,000	25,000	25,000	25,000	25,000
Average Market Value Per Share[11]	25,000	25,000	25,000	25,000	25,000	25,000

[1]	For the six months ended March 31, 2008 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[6]	Annualized.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.49% and 2.48%, respectively, and gross and net expense ratios excluding interest expense would both have been 1.81%.

[8]	Reflects fees paid indirectly.
[9]	Reflects fee waivers and/or expense reimbursements.
[10]	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
[11]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of the Citigroup Alternative Investments LLC (“CAI”), the Fund’s sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates fair value.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is

14	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions of the Fund’s net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”); and CAI is a wholly-owned subsidiary of Citigroup, Inc.

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. LMPFA delegates to the subadviser, the day-to-day portfolio management of the Fund. LMPFA pays a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage for the services CAI provides as subadviser. For purposes of calculating the management and sub-investment advisory fees, assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage by the Fund is not deducted in determining the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$35,385,549
Sales	38,129,631

At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 146,818
Gross unrealized depreciation	(24,032,588)
Net unrealized depreciation	$(23,885,770)

16	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

4. Commitments

The Fund has a 364 day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. Unless renewed, this agreement terminates on May 27, 2008. The Fund pays a facility fee quarterly at 0.125% per annum on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2008 was $166,325. At March 31, 2008 the Fund had $6 million of borrowings outstanding per this credit agreement.

5. Auction rate cumulative preferred stock

As of March 31, 2008, the Fund has 3,400 outstanding shares of ARCPS (combining both Series “A” and “B”).

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate, which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 3.909% to 6.400% during the six months ended March 31, 2008. At March 31, 2008, the current dividend rates were as follows:

	SERIES A	SERIES B
Current Dividend Rates	3.909%	4.301%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual

LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended March 31, 2008, CGM earned $107,996 as a participating broker/dealer.

6. Capital shares

Capital stock transactions were as follows:

	SIX MONTHS ENDED MARCH 31, 2008	YEAR ENDED SEPTEMBER 30, 2007
Shares issued on reinvestment	—	17,900

7. Capital loss carryforward

As of September 30, 2007, the Fund had a net capital loss carryforward of approximately $5,723,940, of which $43,917 expires in 2009, $224,102 expires in 2010, $221,575 expires in 2011, $5,010,233 expires in 2012, $75,268 expires in 2013, $106,488 expires in 2014, and $42,357 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

8. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its December 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

18	LMP Corporate Loan Fund Inc. 2008 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Corporate Loan Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund’s subadviser, Citigroup Alternative Investments LLC (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

LMP Corporate Loan Fund Inc.	19

Board approval of management and subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Subadviser at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged loan participation funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Board noted that it had received and discussed with the Manager

20	LMP Corporate Loan Fund Inc.

and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2007 was ranked in the fourth quintile among the funds in the Performance Universe for that period. In explaining the Fund’s performance relative to the Performance Universe, the Manager noted that most of the other funds in the Performance Universe invest in high-yield, emerging markets or similar types of fixed income securities to enhance returns while the Fund invests solely in leveraged corporate loans. According to the Manager, the Fund’s more conservative stance, at the same time, tends to result in lesser volatility than the other funds in the Performance Universe. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and nine other closed-end leveraged loan participation funds, as classified by Lipper, excluding certain funds regarded by Lipper as inappropriate for comparative purposes. The ten funds in the Expense Group had common assets ranging from $92.6 million to $1.557 billion and combined common and leveraged assets ranging from $155.4 to $2.3 billion. Only one fund in the Expense Group was smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that, on the basis of common assets only, the contractual Management Fee was ranked fifth

LMP Corporate Loan Fund Inc.	21

Board approval of management and subadvisory agreements (unaudited) continued

among the ten funds in the Expense Group; the actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager and managers of the other funds in the Expense Group) was ranked sixth among the funds in the Expense Group; and the Fund’s actual total expenses ranked fifth among the funds in the Expense Group. The Lipper Expense Information showed that, on the basis of both common and leveraged assets, the Fund’s contractual Management Fee was ranked fifth among the ten funds in the Expense Group; the actual Management Fee was ranked sixth among the funds in the Expense Group; and the Fund’s actual total expenses ranked fourth among the funds in the Expense Group. The Manager noted that the varying size of funds in the Expense Group made meaningful comparisons difficult, especially since all but one of the other funds in the Expense Group were larger than the Fund.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing

22	LMP Corporate Loan Fund Inc.

services to the Fund and had decreased over the period covered by the analysis and the Board concluded that the Manager’s profitability was not unreasonable in light of the nature, quality and scope of the services provided by the Manager to the Fund. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

LMP Corporate Loan Fund Inc.	23

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 23, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

NOMINEE	COMMON SHARES	PREFERRED SHARES SERIES A AND B	TOTAL
Daniel P. Cronin
For	8,646,296	3,278	8,358,208
Withheld	359,457	0	359,472
Leslie H. Gelb
For	8,637,296	3,278	8,343,696
Withheld	261,177	0	373,984

As of March 31, 2008, in addition to Messis, Cronin and Gelb, the other members of the Fund’s Board of Directors were as follows:

Carol L. Colman
Paolo M. Cucchi
R. Jay Gerken
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

24	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion

LMP Corporate Loan Fund Inc.	25

Dividend reinvestment plan (unaudited) continued

of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at
1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

26	LMP Corporate Loan Fund Inc.

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LMP Corporate Loan Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Citigroup Alternative
Chairman	Investments LLC
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
225 Franklin Street
Officers	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief	Transfer agent
Executive Officer	American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and	New York, New York 10038
Treasurer
Independent registered public
Daniel A. Slotkin	accounting firm
Vice President and	KPMG LLP
Investment Officer	345 Park Avenue
New York, New York 10154
Ted P. Becker
Chief Compliance Officer	Legal counsel
Simpson Thacher & Bartlett LLP
Robert I. Frenkel	425 Lexington Avenue
Secretary and Chief Legal Officer	New York, New York 10017-3909

Thomas C. Mandia	New York Stock Exchange Symbol
Assistant Secretary	TLI

Albert Laskaj
Controller

Steven Frank
Controller

LMP Corporate Loan Fund Inc.
55 Water Street
New York, NY 10041

LMP Corporate Loan Fund Inc.
LMP CORPORATE LOAN FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD01642 5/08 SR08-568

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	June 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	June 2, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	June 2, 2008